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<FILENAME>ims2005cfo906ex32-2.txt

                                                                    Exhibit 32.2

Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange
                         Act of 1934 and 18 U.S.C. 1350

                                   ----------

In connection with the annual report on Form 10-KSB of INTERNATIONAL MONETARY SYSTEMS, LTS. (the "Company") for the fiscal year ended December 31, 2005 (the "Report"), I, Danny W Weibling, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Danny W Weibling
-----------------------------
Danny W Weibling
Chief Financial Officer

March 30, 2006